Exhibit 10.1

AMENDMENT TO FIRST AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT AND SECOND AMENDMENT TO CREDIT AGREEMENT

THIS AMENDMENT TO FIRST AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT AND SECOND AMENDMENT TO CREDIT AGREEMENT dated as of June 29, 2017 (this “Amendment to First Amendment and Limited Waiver”), is entered into among GLOBAL EAGLE ENTERTAINMENT INC., a Delaware corporation (the “Company”), the Guarantors identified on the signature pages hereto, the Lenders party hereto, and CITIBANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the First Amendment and Limited Waiver described below.

RECITALS

WHEREAS, reference is made to the First Amendment and Limited Waiver to Credit Agreement, dated as of May 4, 2017 (as amended, the “First Amendment and Limited Waiver”), among the Company, the Guarantors party thereto from time to time, the Administrative Agent and the Lenders party thereto;

WHEREAS, the Loan Parties have requested that the Lenders amend and waive certain provisions of (a) the First Amendment and Limited Waiver and (b) the Credit Agreement; and

WHEREAS, the Lenders signatory hereto, constituting the Required Lenders, are willing to agree to such amendments and waivers, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.     Amendment of Limited Waivers. Section 1 of the First Amendment and Limited Waiver is hereby amended and restated in its entirety as follows:

(a) Annual Financial Statements. Notwithstanding anything else to the contrary in any Loan Document, the Administrative Agent and the Lenders party hereto hereby waive (with retroactive effect to March 31, 2017) any Default or Event of Default that has arisen or that may arise under the Credit Agreement or any other Loan Document from the failure to deliver, by March 31, 2017, the Company’s audited annual financials for the fiscal year ended December 31, 2016, together with the related report and opinion and other items required by Section 6.01(a) of the Credit Agreement and the Compliance Certificate relating thereto required by Section 6.02(a) of the Credit Agreement (collectively, the “Annual Financial Statement Deliverables”). The waiver in this Section 1(a) shall remain in effect at all times from and after March 31, 2017, so long as (i) the Annual Financial Statement Deliverables are delivered in accordance with the Credit Agreement by no later than September 15, 2017, and (ii) solely to the extent the Annual Financial Statement Delivery Date (as defined below) has not occurred on or prior to (A) June 30, 2017, the Borrower shall have paid to the Administrative Agent on or prior to 5:00 p.m., New York City time, on July 6, 2017, for the account of each Amendment Consenting Lender (as defined below), a fee in an amount equal to 25 basis points on the aggregate principal amount of the Revolving Credit Commitments and Term Loans of such Amendment Consenting Lender as of June 30, 2017, (B) July 31, 2017, the Borrower shall have paid to the Administrative Agent on or prior to 5:00 p.m., New York City time, on August 3, 2017, for the account of each Amendment Consenting Lender, a fee in an amount equal to 25 basis points on the aggregate principal amount of the Revolving Credit Commitments and Term Loans of such Amendment Consenting Lender as of July 31, 2017, and (C) August 31, 2017, the Borrower shall have paid to the Administrative Agent on or prior to 5:00 p.m., New York City time, on September 6, 2017, for the account of each Amendment Consenting Lender, a fee in an amount equal to 25 basis points on the aggregate principal amount of the Revolving Credit Commitments and Term Loans of such Amendment Consenting Lender as of August 31, 2017; and failure to so pay any such fee (to the extent payable) on or prior to the applicable date and time set forth above or deliver all or any of the Annual Financial Statement Deliverables on or prior to September 15, 2017, shall constitute an immediate Event of Default.

(b) Quarterly Financial Statements. Notwithstanding anything else to the contrary in any Loan Document, the Administrative Agent and the Lenders party hereto waive any Default or Event of Default that may arise under the Credit Agreement or any other Loan Document from any failure to deliver, (i) within 45 days after March 31, 2017, the Company’s financial statements for the fiscal quarter ended March 31, 2017, together with the related items required by Section 6.01(b) of the Credit Agreement and the Compliance Certificate relating thereto required by Section 6.02(a) of the Credit Agreement, and (ii) within 45 days after June 30, 2017, the Company’s financial statements for the fiscal quarter ending June 30, 2017, together with the related items required by Section 6.01(b) of the Credit Agreement and the Compliance Certificate relating thereto required by Section 6.02(a) of the Credit Agreement (the deliverables in the foregoing clauses (i) and (ii), collectively, the “Quarterly Financial Statement Deliverables”). The waiver in this Section 1(b) shall remain in effect at all times from and after the Effective Date so long as the Quarterly Financial Statement Deliverables are delivered in accordance with the Credit Agreement by no later than the Quarterly Financial Statement Due Date (as defined below), and failure to so deliver all or any of the Quarterly Financial Statement Deliverables on or prior to the Quarterly Financial Statement Due Date shall constitute an immediate Event of Default.

(c) Budget. Notwithstanding anything else to the contrary in any Loan Document, the Administrative Agent and the Lenders party hereto hereby waive any Default or Event of Default that may arise from under the Credit Agreement or any other Loan Document from any failure to deliver, within 120 days after December 31, 2016, the Projections required by Section 6.01(c) of the Credit Agreement for the fiscal year ending December 31, 2017 (the “2017 Projections”).

(d) Certain Definitions. As used in this Section 1, the following terms shall have the meanings set forth below:

“Amendment Consenting Lender” means each Lender party to that certain Amendment to First Amendment and Limited Waiver to Credit Agreement and Second Amendment to Credit Agreement, dated as of June 29, 2017, by and among the Company, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto.

“Annual Financial Statement Delivery Date” means the first date on which the Annual Financial Statement Deliverables are delivered in accordance with the Credit Agreement.

“Quarterly Financial Statement Due Date” means the date that is 30 days after the Annual Financial Statement Delivery Date.

2.    Amendments to Credit Agreement. On and as of the Second Amendment Effective Date:

(a)    The following definition of “2016 Annual Financial Statement Delivery Date” is hereby added immediately preceding the definition of “Acceptable Discount” set forth in Section 1.01 of the Credit Agreement:

““2016 Annual Financial Statement Delivery Date” means the first date on which the Borrower shall deliver (or cause to be delivered) in accordance with the terms of this Agreement the consolidated financial statements for the fiscal year ended December 31, 2016, together with the related report and opinion and other items required by Section 6.01(a) and the Compliance Certificate relating thereto required by Section 6.02(a).”

(b)    Section 6.01 of the Credit Agreement is hereby amended by (A) deleting the “and” appearing at the end of clause (d) thereof, (B) replacing the “.” appearing at the end of clause (e) thereof with “;” and (C) inserting the following clauses (f) and (g) immediately thereafter:

“(f)    On or prior to July 31, 2017, furnish or file for public availability on the Securities and Exchange Commission’s Electronic Data Gathering and Retrieval System (EDGAR) on a Form 8-K (i) the estimated adjusted EBITDA of the Company and its Subsidiaries and (ii) the total revenue of the Company and its Subsidiaries, in each case, with a range of no greater than $5,000,000, for each of the fiscal quarters ended December 31, 2016, and March 31, 2017; and

(g) Within one Business Day of (i) July 12, 2017, and (ii) every other Wednesday occurring thereafter prior to the 2016 Annual Financial Statement Delivery Date, furnish or file for public availability on the Securities and Exchange Commission’s Electronic Data Gathering and Retrieval System (EDGAR) on a Form 8-K the current cash balance of the Company and its Subsidiaries, the current cash balance of the Company’s Foreign Subsidiaries and the current outstanding balance under the Revolving Credit Facility.”

(c)    Section 6.17 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Section 6.17    Lender Meetings. (a) To the extent requested by the Administrative Agent or the Required Lenders, participate in a conference call (including a customary question and answer session) with the Administrative Agent and Lenders once during each fiscal quarter, and (b) prior to the 2016 Annual Financial Statement Delivery Date, participate in one conference call with the Administrative Agent and Lenders with respect to each furnishing or filing of information for public availability on the Securities and Exchange Commission’s Electronic Data Gathering and Retrieval System (EDGAR) pursuant to Section 6.01(g), in each case of the foregoing clauses (a) and (b), to be held at such time as may be agreed to by the Borrower and the Administrative Agent.”

3.    Reserved.

4.    Effectiveness; Conditions Precedent. This Amendment to First Amendment and Limited Waiver shall be effective, as of the date first above written, on the first date (the “Second Amendment Effective Date”) on which each of the following conditions is satisfied:

(a)    The Company shall have received this Amendment to First Amendment and Limited Waiver, duly executed by the Company, each Guarantor and Lenders constituting at least the Required Lenders.

(b)    The representations and warranties set forth in Section 6 of this Amendment to First Amendment and Limited Waiver shall be true and correct as of the date hereof.

5.    Reaffirmation.

(a)    Validity of Obligations. The Company and each other Loan Party acknowledges and agrees that, both before and after giving effect to this Amendment to First Amendment and Limited Waiver, the Company and each other Loan Party is indebted to the Lenders for the Obligations, without defense, counterclaim or offset of any kind and the Company and each other Loan Party hereby ratifies and reaffirms the validity, enforceability and binding nature of such Obligations.

(b)    Validity of Guarantees. Each Guarantor hereby confirms and agrees that, its guarantee under the Credit Agreement is, and shall continue to be, in full force and effect, and shall apply to all Obligations and such guarantee is hereby ratified and confirmed in all respects.

(c)    Validity of Liens and Loan Documents. The Company and each other Loan Party hereby agrees and confirms that the Credit Agreement and each other Loan Document constitutes a legal, valid and binding obligation of the Company and each other Loan Party, in each case, to the extent party to such Loan Document, enforceable against the Company and each other Loan Party in accordance with its terms. The Company and each other Loan Party hereby ratifies and reaffirms the validity and enforceability (without defense, counterclaim or offset of any kind) of the Liens and security interests granted to the Administrative Agent for the benefit of the Secured Parties to secure any of the Obligations by the Company or any other Loan Party pursuant to the Loan Documents to which any of the Company or any other Loan Party is a party and hereby confirms and agrees that notwithstanding the effectiveness of this Amendment to First Amendment and Limited Waiver, and except as expressly amended by this Amendment to First Amendment and Limited Waiver, each such Loan Document is, and shall continue to be, in full force and effect and each is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment to First Amendment and Limited Waiver, each reference in the Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” (and each reference in the Credit Agreement to this “Agreement”, “hereunder” or “hereof”) or words of like import shall mean and be a reference to the Credit Agreement as amended by this Amendment to First Amendment and Limited Waiver. This Amendment to First Amendment and Limited Waiver shall constitute a “Loan Document” for purposes of the Credit Agreement.

6.    Representations and Warranties. Each Loan Party represents and warrants as follows:

(a)    Power; Authorization; Enforceable Obligations. The Company and each other Loan Party has the requisite power and authority, and the legal right, to enter into this Amendment to First Amendment and Limited Waiver. The Company and each other Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment to First Amendment and Limited Waiver. This

Amendment to First Amendment and Limited Waiver constitutes a legal, valid and binding obligation of the Company and each other Loan Party signatory hereto, enforceable against the Company and each other Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(b)    Accuracy of Representations and Warranties. Immediately after giving effect to this Amendment to First Amendment and Limited Waiver on the Second Amendment Effective Date, the representations and warranties of the Company and each other Loan Party set forth in the Loan Documents (including, for the avoidance of doubt, in the Credit Agreement) are true and correct in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of the Second Amendment Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(c)    No Default or Event of Default. As of the Second Amendment Effective Date, immediately after giving effect to this Amendment to First Amendment and Limited Waiver, no Default or Event of Default exists.

7.    Expenses. The Company agrees to pay all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment to First Amendment and Limited Waiver, including without limitation the reasonable and documented fees and expenses of the Administrative Agent’s legal counsel, in each case, in the manner set forth in Section 10.04 of the Credit Agreement.

8.    Further Assurances. The Loan Parties agree to promptly take such action, upon the reasonable request of the Administrative Agent, as is necessary to carry out the intent of this Amendment to First Amendment and Limited Waiver.

9.    Counterparts. This Amendment to First Amendment and Limited Waiver is a Loan Document. This Amendment to First Amendment and Limited Waiver may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment to First Amendment and Limited Waiver by fax, email or other electronic transmission (including in .pdf or .tif format) shall be effective as delivery of a manually executed counterpart of this Amendment to First Amendment and Limited Waiver.

10.    GOVERNING LAW. THIS AMENDMENT TO FIRST AMENDMENT AND LIMITED WAIVER AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON OR ARISING OUT OF THIS AMENDMENT TO FIRST AMENDMENT AND LIMITED WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK

11.    Effect of this Agreement. Except as expressly set forth herein, this Amendment to First Amendment and Limited Waiver shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to any other consent to, or any other waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

12.    Successors and Assigns.    This Amendment to First Amendment and Limited Waiver shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

13.    Consent to Jurisdiction; Waiver of Jury Trial. The jurisdiction and waiver of jury trial provisions set forth in Sections 10.15 and 10.16 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to First Amendment and Limited Waiver to be duly executed as of the date first above written.

GLOBAL EAGLE ENTERTAINMENT INC., as Borrower

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

AIRLINE MEDIA PRODUCTIONS, INC.

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

ENTERTAINMENT IN MOTION, INC.

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

GLOBAL EAGLE ENTERTAINMENT OPERATIONS SOLUTIONS, INC.

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

EMC INTERMEDIATE, LLC

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

INFLIGHT PRODUCTIONS USA INC.

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

[Signature Page to Amendment to First Amendment and Limited Waiver to GEE Credit Agreement]

POST MODERN EDIT, INC.

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

THE LAB AERO, INC.

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

ROW 44, INC.

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

N44HQ, LLC
By:	Row 44, Inc., its Sole Member

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

EMERGING MARKETS COMMUNICATIONS, LLC

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

EMC ACQUISITION, LLC

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

[Signature Page to Amendment to First Amendment and Limited Waiver to GEE Credit Agreement]

SCISCO PARENT, INC.

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

SEAMOBILE INC.

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

MARITEL HOLDINGS, INC.

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

MARITIME TELECOMMUNICATIONS NETWORK, INC.

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

MTN GOVERNMENT SERVICES, INC.

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

MTN LICENSE CORP.

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

[Signature Page to Amendment to First Amendment and Limited Waiver to GEE Credit Agreement]

EMC-JV HOLDCO LLC

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

[Signature Page to Amendment to First Amendment and Limited Waiver to GEE Credit Agreement]

CITIBANK, N.A., as Administrative Agent, L/C Issuer, Swing Line Lender and Lender

By:	/s/ Michael V. Moore
Name:	Michael V. Moore
Title:	Vice President

[Signature Page to Amendment to First Amendment and Limited Waiver to GEE Credit Agreement]

Fifth Street Station, LLC, as a Lender

By:	/s/ Sean Meeker
Name:	Sean Meeker
Title:	Authorized Signatory

UBS AG, STAMFORD BRANCH as a Lender

By:	/s/ Craig Pearson
Name:	Craig Pearson
Title:	Associate Director
Banking Product Services, US

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

Ocean Trails CLO V, as a Lender

By:	Five Arrows Managers North America LLC, as Asset Manager

By:	/s/ Ryan White
Name:	Ryan White
Title:	Vice President

Ocean Trails CLO VI, as a Lender

By:	Five Arrows Managers North America LLC, as Asset Manager

By:	/s/ Ryan White
Name:	Ryan White
Title:	Vice President

Ocean Trails CLO IV, as a Lender

By:	Five Arrows Managers North America LLC, as Asset Manager

By:	/s/ Ryan White
Name:	Ryan White
Title:	Vice President

Bank of America, N.A., as a Lender

By:	/s/ Ryan Pennetti
Name:	Ryan Pennetti
Title:	Vice President

Empyrean Investments, LLC, as a Lender

By:	/s/ Sterling Hathaway
Name:	Sterling Hathaway
Title:	Authorized Signatory

VC4 Debt Investments (U.S.), L.L.C, as a Lender

By:	/s/ James Murray
Name:	James Murray
Title	Authorized Person

VECTOR TRADING (CAYMAN), LP, as a Lender

By:	/s/ James Murray
Name:	James Murray
Title	Authorized Person

VENTURE XIX CLO, Limited as a Lender
By:	Its investment advisor MJX Asset Management LLC

By:	/s/ Michael Regan
Name:	Michael Regan
Title:	Managing Director

VENTURE XII CLO, Limited as a Lender
By:	Its investment advisor MJX Venture Management LLC

By:	/s/ Michael Regan
Name:	Michael Regan
Title:	Managing Director

VENTURE XIII CLO, Limited as a Lender
By:	Its Investment Advisor MJX Asset Management LLC

By:	/s/ Michael Regan
Name:	Michael Regan
Title:	Managing Director

VENTURE XIV CLO, Limited as a Lender
By:	Its investment advisor MJX Asset Management LLC

By:	/s/ Michael Regan
Name:	Michael Regan
Title:	Managing Director

VENTURE XV CLO, Limited as a Lender
By:	Its investment advisor MJX Asset Management LLC

By:	/s/ Michael Regan
Name:	Michael Regan
Title:	Managing Director

VENTURE XVI CLO, Limited as a Lender
By:	Its investment advisor MJX Asset Management LLC

By:	/s/ Michael Regan
Name:	Michael Regan
Title:	Managing Director

Venture XVIII CLO, Limited as a Lender
By:	Its investment advisor MJX Asset Management LLC

By:	/s/ Michael Regan
Name:	Michael Regan
Title:	Managing Director

Venture XXI CLO, Limited as a Lender
By:	Its investment advisor MJX Asset Management LLC

By:	/s/ Michael Regan
Name:	Michael Regan
Title:	Managing Director

Venture XXIII CLO, Limited as a Lender
By:	Its investment advisor MJX Asset Management LLC

By:	/s/ Michael Regan
Name:	Michael Regan
Title:	Managing Director

Venture XXIV CLO, Limited as a Lender
By:	Its investment advisor MJX Asset Management LLC

By:	/s/ Michael Regan
Name:	Michael Regan
Title:	Managing Director

VENTURE XX CLO, Limited as a Lender
By:	Its investment advisor MJX Asset Management LLC

By:	/s/ Michael Regan
Name:	Michael Regan
Title:	Managing Director

Venture XVII CLO Limited as a Lender
By:	Its investment advisor, MJX Asset Management, LLC

By:	/s/ Michael Regan
Name:	Michael Regan
Title:	Managing Director

Venture XXII CLO, Limited as a Lender
By:	Its investment advisor MJX Venture Management LLC

By:	/s/ Michael Regan
Name:	Michael Regan
Title:	Managing Director

Venture XXVI CLO, Limited as a Lender
By:	Its investment advisor MJX Venture Management LLC

By:	/s/ Michael Regan
Name:	Michael Regan
Title:	Managing Director

ALJ Global Loan Fund 2016 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST
as a Lender

By:	/s/ Andrew Sieurin
Name:	Andrew Sieurin
Title:	Credit Analyst

BNY Mellon Global High Yield Bond Fund as a Lender by Alcentra NY, LLC, as investment manager

By:	/s/ Andrew Sieurin
Name:	Andrew Sieurin
Title:	Credit Analyst

Collective Trust High Yield Fund as a Lender
By:	Alcentra NY, LLC, as investment advisor

By:	/s/ Andrew Sieurin
Name:	Andrew Sieurin
Title:	Credit Analyst

Dreyfus/Laurel Funds Trust - Dreyfus High Yield Fund as a Lender
By:	Alcentra NY, LLC, as investment advisor

By:	/s/ Andrew Sieurin
Name:	Andrew Sieurin
Title:	Credit Analyst

Global-Loan SV S.a.r.l. as a Lender
Executed by Alcentra Limited as Portfolio Manager, and Alcentra NY, LLC as Sub-Manager, for and on behalf of Global-Loan SV S.a.r.l.

By:	/s/ Andrew Sieurin
Name:	Andrew Sieurin
Title:	Credit Analyst

Multi-Credit SV S.a.r.l. as a Lender

By:	/s/ Andrew Sieurin
Name:	Andrew Sieurin
Title:	Credit Analyst

Shackleton 2013-III CLO, Ltd. as a Lender
By:	Alcentra NY, LLC, as investment advisor

By:	/s/ Andrew Sieurin
Name:	Andrew Sieurin
Title:	Credit Analyst

Shackleton 2013-IV CLO, LTD as a Lender by Alcentra NY, LLC as its Collateral Manager

By:	/s/ Andrew Sieurin
Name:	Andrew Sieurin
Title:	Credit Analyst

Shackleton 2014-V CLO, Ltd. as a Lender

By:	/s/ Andrew Sieurin
Name:	Andrew Sieurin
Title:	Credit Analyst

Shackleton 2014-VI CLO, Ltd. as a Lender
By:	Alcentra NY, LLC as its Collateral Manager

By:	/s/ Andrew Sieurin
Name:	Andrew Sieurin
Title:	Credit Analyst

Shackleton 2015-VII CLO, Ltd. as a Lender
By:	Alcentra NY, LLC as its Collateral Manager

By:	/s/ Andrew Sieurin
Name:	Andrew Sieurin
Title:	Credit Analyst

Shackleton 2015-VIII CLO, Ltd. as a Lender

By:	/s/ Andrew Sieurin
Name:	Andrew Sieurin
Title:	Credit Analyst

Shackleton 2016-XI CLO, Ltd. as a Lender by Alcentra NY, LLC as its Collateral Manager

By:	/s/ Andrew Sieurin
Name:	Andrew Sieurin
Title:	Credit Analyst

Shackleton 2017-X CLO, Ltd. as a Lender by Alcentra NY, LLC as its Collateral Manager

By:	/s/ Andrew Sieurin
Name:	Andrew Sieurin
Title:	Credit Analyst

The Dreyfus/Laurel Funds, Inc. - Dreyfus Floating Rate Income Fund as a Lender
By: Alcentra NY, LLC, as investment advisor

By:	/s/ Andrew Sieurin
Name:	Andrew Sieurin
Title:	Credit Analyst

US Loan SV S.a.r.l. as a Lender

By:	/s/ Andrew Sieurin
Name:	Andrew Sieurin
Title:	Credit Analyst

TRALEE CLO II, LTD as a Lender
By:	Par-Four Investment Management, LLC
As Collateral Manager

By:	/s/ Dennis Gorczyca
Name:	Dennis Gorczyca
Title:	Managing Director

TRALEE CLO III, LTD. as a Lender
By:	Par-Four Investment Management, LLC
As Collateral Manager

By:	/s/ Dennis Gorczyca
Name:	Dennis Gorczyca
Title:	Managing Director

Portrush Master Fund, Ltd., as a Lender

By:	/s/ Edward Labrenz
Name:	Edward Labrenz
Title:	Authorized Signatory

Carlyle Global Market Strategies CLO 2012-3, Ltd. as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Carlyle Global Market Strategies CLO 2012-4, Ltd. as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Carlyle Global Market Strategies CLO 2013-4, Ltd. as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Carlyle Global Market Strategies CLO 2014-1, Ltd. as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Carlyle Global Market Strategies CLO 2014-2, Ltd. as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Carlyle Global Market Strategies CLO 2014-3, Ltd. as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Carlyle Global Market Strategies CLO 2014-4, Ltd. as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Carlyle Global Market Strategies CLO 2014-5, Ltd. as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Carlyle Global Market Strategies CLO 2015-1, Ltd. as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Carlyle Global Market Strategies CLO 2015-2, Ltd. as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Carlyle Global Market Strategies CLO 2015-3, Ltd. as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Carlyle Global Market Strategies CLO 2015-4, Ltd. as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Carlyle Global Market Strategies CLO 2015-5, Ltd. as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Carlyle Global Market Strategies CLO 2016-1, Ltd. as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Carlyle Global Market Strategies CLO 2016-2, Ltd. as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Carlyle Global Market Strategies CLO 2016-3, Ltd. as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Carlyle US CLO 2016-4, Ltd. as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Carlyle US CLO 2017-1, Ltd. as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Carlyle US CLO 2017-2, Ltd. as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Kingsland VI as a Lender
By:	Kingsland Capital Management, LLC as Manager

By:	/s/ Katherine Kim
Name:	Katherine Kim
Title:	Authorized Signatory

Kingsland VII as a Lender
By:	Kingsland Capital Management, LLC as Manager

By:	/s/ Katherine Kim
Name:	Katherine Kim
Title:	Authorized Signatory

AMMC CLO 15, LIMITED as a Lender
By:	American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

AMMC CLO 16, LIMITED as a Lender
By:	American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

AMMC CLO 17, LIMITED as a Lender
By:	American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

AMMC CLO 18, LIMITED as a Lender
By:	American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

AMMC CLO 19, LIMITED as a Lender
By:	American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

AMMC CLO 20, LIMITED as a Lender
By:	American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

AMMC CLO XIII, LIMITED as a Lender
By:	American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

AMMC CLO XIV, LIMITED as a Lender

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

AGF Floating Rate Income Fund as a Lender
By:	Eaton Vance Management as Portfolio Manager

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

Brighthouse Funds Trust I - Brighthouse/Eaton Vance Floating Rate Portfolio as a Lender
By:	Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

Columbia Funds Variable Series Trust II - Variable Portfolio - Eaton Vance Floating-Rate Income Fund as a Lender
By:	Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

DaVinci Reinsurance Ltd. as a Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

Eaton Vance Bank Loan Fund Series II A Series Trust of Multi Manager Global Investment Trust as a Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

Eaton Vance CLO 2013-1 LTD. as a Lender
By:	Eaton Vance Management Portfolio Manager

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

Eaton Vance CLO 2014-1, Ltd. as a Lender
By:	Eaton Vance Management Portfolio Manager

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

Eaton Vance CLO 2015-1 Ltd. as a Lender
By:	Eaton Vance Management Portfolio Manager

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

Eaton Vance Floating Rate Portfolio as a Lender
By:	Boston Management and Research as Investment
Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

Eaton Vance Floating-Rate Income Plus Fund as a Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

Eaton Vance Floating-Rate Income Trust as a Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

Eaton Vance Institutional Senior Loan Fund as a Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

Eaton Vance International (Cayman Islands) Floating- Rate Income Portfolio as a Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

Eaton Vance Limited Duration Income Fund as a Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

Eaton Vance Loan Fund Series III A Series Trust of Multi Manager Global Investment Trust as a Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

Eaton Vance Senior Floating-Rate Trust as a Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

Eaton Vance Senior Income Trust as a Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

Eaton Vance Short Duration Diversified Income Fund
as a Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

Eaton Vance US Loan Fund 2016 a Series Trust of
Global Cayman Investment Trust as a Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

Eaton Vance VT Floating-Rate Income Fund as a Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

Florida Power & Light Company as a Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

Pacific Select Fund Floating Rate Loan Portfolio as a Lender
By:	Eaton Vance Management as Investment Sub-
Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

Renaissance Investment Holdings Ltd as a Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

Senior Debt Portfolio as a Lender
By:	Boston Management and Research as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

MONROE CAPITAL CLO 2014-1, LTD.,

By:	MONROE CAPITAL MANAGEMENT, LLC,
as Asset Manager and attorney-in-fact, as a Lender

By:	/s/ Jeff Williams
Name:	Jeff Williams
Title:	Managing Director

MONROE CAPITAL MML CLO 2016-1, LTD.,

By:	Monroe Capital Management LLC, as Collateral Manager and Attorney-in-Fact, as a Lender

By:	/s/ Jeff Williams
Name:	Jeff Williams
Title:	Managing Director

CBAM Funding 2016 -1 LLC, as a Lender

By:	/s/ John H. Garrett
Name:	John H. Garrett
Title:	Managing Director

Echelon Investment Partners Master LP, as a Lender

By:	/s/ Igor Volshteyn
Name:	Igor Volshteyn
Title:	Managing Member of GP

NPB Manager Fund, SPC - Segregated Portfolio 103, as Lender

By:	/s/ Qazi Munirul Alam
Name:	Qazi Munirul Alam
Title:	CEO/CIO of Investment Subadvisor

[Signature Page to Amendment to First Amendment and Limited Waiver to GEE Credit Agreement]

SDP Flagship Master Fund, L.P., as Lender

By:	/s/ Qazi Munirul Alam
Name:	Qazi Munirul Alam
Title:	CEO/CIO of Investment Advisor

[Signature Page to Amendment to First Amendment and Limited Waiver to GEE Credit Agreement]

NPB Manager Fund, SPC - Segregated Portfolio 102, as Lender

By:	/s/ Qazi Munirul Alam
Name:	Qazi Munirul Alam
Title:	CEO/CIO of Investment Subadvisor

[Signature Page to Amendment to First Amendment and Limited Waiver to GEE Credit Agreement]

JMP CREDIT ADVISORS CLO III LTD., as a Lender
By:	JMP Credit Advisors LLC, As Attorney-in-Fact

By:	/s/ April Lowry
Name:	April Lowry
Title:	Director

AXA IM Paris SA, for and on behalf of
Matignon Loans Iard Fund as a Lender
By:	AXA Investment Managers Paris S.A.

By:	/s/ Yannick Le Serviget
Name:	Yannick Le Serviget
Title:	Senior Portfolio Manager

AXA IM Paris SA, for and on behalf of
Matignon Loans Fund as a Lender
By:	AXA Investment Managers Paris S.A.

By:	/s/ Yannick Le Serviget
Name:	Yannick Le Serviget
Title:	Senior Portfolio Manager

AXA IM Paris SA, for and on behalf of
AXA Germany Leveraged Loans Fund as a Lender
By:	AXA Investment Managers Paris S.A.

By:	/s/ Yannick Le Serviget
Name:	Yannick Le Serviget
Title:	Senior Portfolio Manager

AXA IM Paris SA, for and on behalf of
FCP Columbus Global Debt Fund as a Lender
By:	AXA Investment Managers Paris S.A.

By:	/s/ Yannick Le Serviget
Name:	Yannick Le Serviget
Title:	Senior Portfolio Manager

AXA IM Paris SA, for and on behalf of
FCP Columbus Diversified Leveraged Loans Fund as a Lender
By:	AXA Investment Managers Paris S.A.

By:	/s/ Yannick Le Serviget
Name:	Yannick Le Serviget
Title:	Senior Portfolio Manager

AXA IM Paris SA, for and on behalf of
AXA UK Leveraged Loans Fund as a Lender
By:	AXA Investment Managers Paris S.A.

By:	/s/ Yannick Le Serviget
Name:	Yannick Le Serviget
Title:	Senior Portfolio Manager

AXA IM Paris SA, for and on behalf of
ALLEGRO CLO IV, Ltd as a Lender
By:	AXA Investment Managers Paris S.A.

By:	/s/ Yannick Le Serviget
Name:	Yannick Le Serviget
Title:	Senior Portfolio Manager

AXA IM Paris SA, for and on behalf of
ALLEGRO CLO III, Ltd as a Lender
By:	AXA Investment Managers Paris S.A.

By:	/s/ Yannick Le Serviget
Name:	Yannick Le Serviget
Title:	Senior Portfolio Manager

AXA IM Paris SA, for and on behalf of
ALLEGRO CLO II, Ltd as a Lender
By:	AXA Investment Managers Paris S.A.

By:	/s/ Yannick Le Serviget
Name:	Yannick Le Serviget
Title:	Senior Portfolio Manager

AXA IM Paris SA, for and on behalf of
ALLEGRO CLO I, Ltd as a Lender
By:	AXA Investment Managers Paris S.A.

By:	/s/ Yannick Le Serviget
Name:	Yannick Le Serviget
Title:	Senior Portfolio Manager

MainStay VP Floating Rate Portfolio, a series of MainStay VP Funds Trust, as Lender
By:	NYL Investors, LLC, its Subadvisor

By:	/s/ Michelle Lim
Name:	Michelle Lim
Title:	Senior Director

[Signature Page to Amendment to First Amendment and Limited Waiver to GEE Credit Agreement]

MainStay Floating Rate Fund, a series of MainStay Funds Trust, as Lender
By:	NYL Investors, LLC, its Subadvisor

By:	/s/ Michelle Lim
Name:	Michelle Lim
Title:	Senior Director

[Signature Page to Amendment to First Amendment and Limited Waiver to GEE Credit Agreement]

MARATHON CLO IX LTD. as a Lender
By:	MARATHON ASSET MANAGEMENT, L.P.
as Portfolio Manager

By:	/s/ Louis Hanover
Name:	Louis Hanover
Title:	Authorized Signatory

Marathon CLO VI, Ltd. as a Lender

By:	/s/ Louis Hanover
Name:	Louis Hanover
Title:	Authorized Signatory

MARATHON CLO VII LTD. as a Lender

By:	/s/ Louis Hanover
Name:	Louis Hanover
Title:	Authorized Signatory

Marathon CLO VIII, Ltd. as a Lender

By:	/s/ Louis Hanover
Name:	Louis Hanover
Title:	Authorized Signatory

SIC JV SPV FUNDING I LLC
a Delaware limited liability company

By:	SIERRA SENIOR LOAN STRATEGY JV I LLC, a Delaware limited liability company, its Designated Manager

By:	/s/ Christopher M. Mathieu
Name:	Christopher M. Mathieu
Title:	Authorized Person

MCC JV SPV FUNDING I LLC
a Delaware limited liability company

By:	MCC SENIOR LOAN STRATEGY JV I LLC, a Delaware limited liability company, its Designated Manager

By:	/s/ Richard T. Allorto, Jr.
Name:	Richard T. Allorto, Jr.
Title:	Authorized Person

MEDLEY CREDIT STRATEGIES (KOC) LLC
a Delaware limited liability company

By:	Medley SMA Advisors LLC, a Delaware limited liability company its Manager

By:	/s/ Richard T. Allorto, Jr.
Name:	Richard T. Allorto, Jr.
Title:	Chief Financial Officer

Bower 1 LLC as a Lender
By:	Citibank, N.A.

By:	/s/ Mitesh Bhakta
Name:	Mitesh Bhakta
Title:	Associate Director

Arch Street CLO, Ltd. as a Lender

By:	/s/ Scott D’Orsi
Name:	Scott D’Orsi
Title:	Portfolio Manager

Staniford Street CLO, Ltd. as a Lender

By:	/s/ Scott D’Orsi
Name:	Scott D’Orsi
Title:	Portfolio Manager

BARCLAYS BANK PLC, as a Lender

By:	/s/ May Huang
Name:	May Huang
Title:	Assistant Vice President

American Beacon Sound Point Floating Rate Income Fund, a series of American Beacon Funds as a Lender
By:	Sound Point Capital Management, LP as Sub-Advisor

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

BMO Funds, Inc. - BMO Alternative Strategies Fund as a Lender
By:	Sound Point Capital Management, LP as Sub-Advisor

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

Cavello Bay Reinsurance Limited as a Lender
By:	Sound Point Capital Management, LP as Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

Commonwealth of Pennsylvania, Treasury Department, as a Lender
By:	Sound Point Capital Management, LP as Investment Advisor

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

Commonwealth of Pennsylvania, Treasury Department - Tuition Account Program, as a Lender
By:	Sound Point Capital Management, LP as Investment Advisor

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

Kaiser Foundation Hospitals as a Lender
By:	Sound Point Capital Management, LP as Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

Kaiser Permanente Group Trust as a Lender
By:	Sound Point Capital Management, LP as Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

Neuberger Berman Alternative Funds - Neuberger Berman Absolute Return Multi-Manager Fund as a Lender
By:	Sound Point Capital Management, LP as Sub-Adviser

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

Neuberger Berman Investment Funds Plc as a Lender
By:	Sound Point Capital Management, LP as Sub Investment Advisor

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

Principal Funds, Inc. - Global Multi-Strategy Fund as a Lender
By:	Sound Point Capital Management, LP as Sub-Advisor

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

Privilege Underwriters Reciprocal Exchange as a Lender
By:	Sound Point Capital Management, LP as Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

PURE Insurance Company as a Lender
By:	Sound Point Capital Management, LP as Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

Sound Point CLO III, Ltd as a Lender
By:	Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

Sound Point CLO IV, Ltd as a Lender
By:	Sound Point Capital Management, LP as Collateral
Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

Sound Point CLO IX, Ltd. as a Lender

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

Sound Point CLO V, Ltd. as a Lender
By:	Sound Point Capital Management, LP as Collateral
Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

Sound Point CLO VI, Ltd. as a Lender
By:	Sound Point Capital Management, LP as Collateral
Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

Sound Point CLO VII, Ltd. as a Lender
By:	Sound Point Capital Management, LP as Collateral
Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

Sound Point CLO VIII, Ltd. as a Lender
By:	Sound Point Capital Management, LP as Collateral
Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

Sound Point CLO X, Ltd. as a Lender
By:	Sound Point Capital Management, LP as Collateral
Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

Sound Point CLO XI, Ltd. as a Lender
By:	Sound Point Capital Management, LP as Collateral
Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

Sound Point CLO XII, Ltd. as a Lender
By:	Sound Point Capital Management, LP as Collateral
Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

Sound Point CLO XIV, Ltd. as a Lender
By:	Sound Point Capital Management, LP as Collateral
Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

Sound Point CLO XV, Ltd
as a Lender
By:	Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

Sound Point Credit Opportunities Master Fund, LP
as a Lender
By:	Sound Point Capital Management, LP as Investment Advisor

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

Sound Point Montauk Fund, L.P.
as a Lender
By:	Sound Point Capital Management, LP as Investment Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

Sound Point Senior Floating Rate Master Fund, L.P.
as a Lender
By:	Sound Point Capital Management, LP as Investment Advisor

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

Teamsters Pension Trust Fund of Philadelphia & Vicinity as a Lender
By:	Sound Point Capital Management, LP as Investment Advisor

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

Sunrise Partners Limited Partnership, as a Lender

By:	/s/ Douglas W. Ambrose
Name:	Douglas W. Ambrose
Title:	Executive Vice President of Paloma Partners Management Company, general partner of Sunrise Partners Limited Partnership

MACQUARIE CAPITAL FUNDING LLC, as a Lender

By:	/s/ Lisa Grushkin
Name:	Lisa Grushkin
Title:	Authorized Signatory

By:	/s/ Michael Barrish
Name:	Michael Barrish
Title:	Authorized Signatory

OZ Institutional Income Master Fund, Ltd. as a Lender
By:	Och-Ziff Loan Management LP, its investment manager
By:	Och-Ziff Loan Management LLC, its general partner

By:	/s/ Alesia J. Haas
Name:	Alesia J. Haas
Title:	CFO

OZLM VI, LTD. as a Lender
By:	Och-Ziff Loan Management LP, its asset manager
By:	Och-Ziff Loan Management LLC, its general partner

By:	/s/ Alesia J. Haas
Name:	Alesia J. Haas
Title:	CFO

OZLM VII, LTD. as a Lender
By:	Och-Ziff Loan Management LP, its collateral manager
By:	Och-Ziff Loan Management LLC, its general partner

By:	/s/ Alesia J. Haas
Name:	Alesia J. Haas
Title:	CFO

OZLM VIII, LTD. as a Lender
By:	Och-Ziff Loan Management LP, its collateral manager
By:	Och-Ziff Loan Management LLC, its general partner

By:	/s/ Alesia J. Haas
Name:	Alesia J. Haas
Title:	CFO

OZLM XII, LTD. as a Lender
By:	Och-Ziff Loan Management LP, its collateral manager
By:	Och-Ziff Loan Management LLC, its general partner

By:	/s/ Alesia J. Haas
Name:	Alesia J. Haas
Title:	CFO

OZLM XIII, Ltd. as a Lender
By:	Och-Ziff Loan Management LP, its collateral manager
By:	Och-Ziff Loan Management LLC, its general partner

By:	/s/ Alesia J. Haas
Name:	Alesia J. Haas
Title:	CFO

OZLM XIV, LTD. as a Lender

By:	/s/ Alesia J. Haas
Name:	Alesia J. Haas
Title:	CFO

OZLM FUNDING II, LTD. as a Lender
By:	Och-Ziff Loan Management LP, its portfolio manager
By:	Och-Ziff Loan Management LLC, its general partner

By:	/s/ Alesia J. Haas
Name:	Alesia J. Haas
Title:	CFO

OZLM FUNDING III, LTD. as a Lender
By:	Och-Ziff Loan Management LP, its portfolio manager
By:	Och-Ziff Loan Management LLC, its general partner

By:	/s/ Alesia J. Haas
Name:	Alesia J. Haas
Title:	CFO

OZLM FUNDING V, LTD. as a Lender
By:	Och-Ziff Loan Management LP, its portfolio manager
By:	Och-Ziff Loan Management LLC, its general partner

By:	/s/ Alesia J. Haas
Name:	Alesia J. Haas
Title:	CFO

OZLM FUNDING, LTD. as a Lender
By:	Och-Ziff Loan Management LP, its portfolio manager
By:	Och-Ziff Loan Management LLC, its general partner

By:	/s/ Alesia J. Haas
Name:	Alesia J. Haas
Title:	CFO

OZLM IX, LTD. as a Lender
By:	Och-Ziff Loan Management LP, its collateral manager
By:	Och-Ziff Loan Management LLC, its general partner

By:	/s/ Alesia J. Haas
Name:	Alesia J. Haas
Title:	CFO

OZLM XI, LTD. as a Lender
By:	Och-Ziff Loan Management LP, its collateral manager
By:	Och-Ziff Loan Management LLC, its general partner

By:	/s/ Alesia J. Haas
Name:	Alesia J. Haas
Title:	CFO

OZLM XV, LTD.
as a Lender
By:	Och-Ziff Loan Management LP, its collateral manager
By:	Och-Ziff Loan Management LLC, its general partner

By:	/s/ Alesia J. Haas
Name:	Alesia J. Haas
Title:	CFO

FRANKLIN CUSTODIAN FUNDS—FRANKLIN INCOME FUND, as a Lender

By:	/s/ Richard Hsu
Name:	Richard Hsu
Title:	Vice President, Franklin Advisers

Maryland State Retirement and Pension System
HMO Minnesota
BCBSM, Inc.
KKR Financial CLO 2013-1, Ltd.
KKR Income Opportunities Fund
KKR Financial CLO 2013-2, Ltd.
KKR Global Credit Opportunities Master Fund L.P.
KKR CLO 9 LTD.
KKR CLO 10 Ltd.
KKR CLO 11 Ltd.
KKR CLO 12 Ltd.
KKR CLO 13 Ltd.
Tactical Value SPN - Global Credit Opportunities L.P. Corporate Capital Trust II
KKR CLO 14 Ltd.
KKR CLO 15 Ltd.
KKR CLO 16 Ltd.
KKR CLO 17 Ltd., each of the above, as a Lender

By:	/s/ Jeffrey M. Smith
Name:	Jeffrey M. Smith
Title:	Authorized Signatory

BNPP IP CLO 2014-I, Ltd., as a Lender

By:	/s/ Vanessa Ritter
Name:	Vanessa Ritter
Title:	Portfolio Manager

BNPP IP CLO 2014-II, Ltd., as a Lender

By:	/s/ Vanessa Ritter
Name:	Vanessa Ritter
Title:	Portfolio Manager